VOYAGEUR

                     YOUR TAX SENSITIVE INVESTMENT MANAGER



                               IOWA TAX FREE FUND



                                 ANNUAL REPORT



                            DATED DECEMBER 31, 1996



Family of Funds

Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).




LETTER FROM THE PRESIDENT

[PHOTO]
JOHN G. TAFT
PRESIDENT

Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may concerning this transaction or your Voyageur fund investment.

Sincerely,


/s/John G. Taft

John G. Taft
President
Voyageur Iowa Tax Free Fund




                          VOYAGEUR IOWA TAX FREE FUND

For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur Iowa Tax Free Fund was 2.56%.*

We continue to manage the Voyageur Iowa Tax Free Fund with a dual focus of generating higher tax-exempt income levels and protecting future income streams. By elevating portfolio income, we were able to accomplish two important things. First, we were able to provide our shareholders with competitive distribution rates. Second, these higher income levels created a valuable cushion against market declines -- such as those we witnessed during the first half of 1996.

In order to attempt to better provide for current income level for longer periods of time, we have continued to take advantage of opportunities to extend the Fund's call protection whenever possible.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth with moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.



STEVEN P. ELDREDGE IS THE
SENIOR MUNICIPAL BOND
MANAGER FOR THE VOYAGEUR
IOWA TAX FREE FUND. MR.
ELDREDGE HAS MORE THAN 18
YEARS OF INVESTMENT INDUSTRY
EXPERIENCE.



*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




                           VOYAGEUR IOWA TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996


                                 CLASS A SHARES

                                     [GRAPH]


               IA Tax Free                             IA Tax Free                               Lehman Bros. 20
          Without Sales Charge                      With Sales Charge                       Year Municipal Bond Index
Sept-93           10000                                   9625                                        10000
                  10147                                   9767                                        10126
                  10190                                   9808                                        10144
                  10001                                   9626                                        10032
Dec-93            10214                                   9831                                        10274
                  10306                                   9920                                        10403
                  10000                                   9625                                        10094
                  9620                                    9259                                        9562
                  9537                                    9179                                        9641
                  9701                                    9337                                        9755
                  9617                                    9257                                        9657
                  9743                                    9377                                        9878
                  9732                                    9367                                        9906
                  9521                                    9164                                        9708
                  9215                                    8869                                        9451
                  8971                                    8634                                        9230
Dec-94            9162                                    8818                                        9520
                  9407                                    9055                                        9892
                  9816                                    9448                                        10251
                  9955                                    9582                                        10368
                  9997                                    9622                                        10366
                  10324                                   9936                                        10757
                  10191                                   9809                                        10591
                  10289                                   9903                                        10646
                  10344                                   9956                                        10792
                  10410                                   10019                                       10878
                  10609                                   10211                                       11109
                  10855                                   10448                                       11355
Dec-95            11067                                   10652                                       11514
                  11089                                   10674                                       11573
                  10938                                   10528                                       11441
                  10640                                   10241                                       11258
                  10590                                   10193                                       11213
                  10609                                   10211                                       11226
                  10698                                   10296                                       11384
                  10786                                   10382                                       11496
                  10840                                   10433                                       11477
                  11058                                   10643                                       11709
                  11159                                   10741                                       11850
                  11390                                   10963                                       12097
Dec-96            11351                                   10925                                       12026



Voyageur Iowa Tax Free Fund Without Sales Charge - Ending Value $11,351

Voyageur Iowa Tax Free Fund With Sales Charge - Ending Value $10,926

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $12,026


The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

    The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes.
    Performance quoted represents past performance and is not indicative of future results.
*   Average annual total returns include the maximum 3.75% sales charge.
**  Commencement of operations.
*** Assumes redemption on December 31, 1996




          Voyageur Iowa Tax Free Fund
          Average Annual Total Returns
                (Class A Shares)

                                           Since
                            1 Year        9/1/93**

  Without Sales Charge       2.56%         3.87%

  With Sales Charge*        (1.29%)        2.69%

  Lehman Bros. 20            4.45%         5.69%
  Year Municipal
  Bond Index



          Voyageur Iowa Tax Free Fund
          Average Annual Total Returns
                (Class B Shares)

                                           Since
                              1 Year      3/24/95**

  Without Contingent           1.76%       6.88%
  Deferred Sales Charge

  With Contingent             (3.24%)      4.73%
  Deferred Sales Charge***



          Voyageur Iowa Tax Free Fund
          Average Annual Total Returns
                (Class C Shares)

                                            Since
                              1 Year       1/4/95**

                              1.56%         10.27%



                               Quality Breakdown
                                  [PIE CHART]

                            Aa/AA                2%
                            Baa/BBB              8%
                            Aaa/AAA             21%
                            A/A                 69%



                                Sector Breakdown
                        (shown as % of total net assets)

                        Utilities                    31.8%
                        Industrial                   23.3%
                        Other Revenue                13.0%
                        Transportation               12.0%
                        Education                     9.1%
                        Pre-Refunded/Escrow           4.3%
                        HealthCare                    3.0%
                        Housing                       2.4%



                                   Statistics

                        Average Maturity       16.7  Years
                        Average Coupon               5.64%
                        Portfolio Duration     10.1  Years
                        Average Quality                A/A




INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Voyageur Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Iowa Tax Free Fund (a fund within Voyageur Mutual Funds, Inc.) as of December 31, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended December 31, 1996 and financial highlights for the years ended December 31, 1996 and 1995, the four-month period ended December 31, 1994 and the year ended August 31, 1994. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Iowa Tax Free Fund as of December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997





VOYAGEUR IOWA TAX FREE FUND

STATEMENT OF ASSETS AND LIABILITIES                                DECEMBER 31, 1996
------------------------------------------------------------------------------------
           ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $41,050,168) .................................     $ 41,906,262
Accrued interest receivable .......................................          808,530
Receivable for Fund shares sold ...................................            9,629
Organizational costs (note 4) .....................................           11,081
                                                                        ------------
     Total assets .................................................       42,735,502
                                                                        ------------

           LIABILITIES
Bank overdraft ....................................................          125,012
Dividends payable to shareholders .................................          161,686
Payable for Fund shares redeemed ..................................           67,768
Distribution fees payable .........................................           10,787
Other accrued expenses ............................................           17,660
                                                                        ------------
     Total liabilities ............................................          382,913
                                                                        ------------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES .......................     $ 42,352,589
                                                                        ============

Represented by:
   Capital Stock - $.01 par value (note 1) ........................     $     44,047
   Additional paid-in capital .....................................       43,239,285
   Undistributed net investment income ............................            3,486
   Accumulated net realized loss on investments (note 1) ..........       (1,790,323)
   Unrealized appreciation of investments .........................          856,094
                                                                        ------------

     TOTAL NET ASSETS .............................................     $ 42,352,589
                                                                        ============

Net assets applicable to outstanding Class A Shares ...............     $ 40,037,169
                                                                        ============
Net assets applicable to outstanding Class B Shares ...............     $  1,645,131
                                                                        ============
Net assets applicable to outstanding Class C Shares ...............     $    670,289
                                                                        ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - 4,163,834 Shares of Capital Stock outstanding (note 6)     $       9.62
                                                                        ============
   Class B - 171,173 Shares of Capital Stock outstanding (note 6) .     $       9.61
                                                                        ============
   Class C - 69,744 Shares of Capital Stock outstanding (note 6) ..     $       9.61
                                                                        ============

See accompanying notes to financial statements.




VOYAGEUR IOWA TAX FREE FUND

STATEMENT OF OPERATIONS                                      YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------
Investment income:
     Interest...........................................................       $2,430,645
                                                                               ----------

Expenses (note 3):
     Investment advisory and management fee .............................         217,160
     Dividend-disbursing, administrative and accounting services fees ...          93,979
     Distribution fee - Class A .........................................         103,980
     Distribution fee - Class B .........................................          12,291
     Distribution fee - Class C .........................................           6,075
     Printing, postage and supplies .....................................           6,706
     Audit and accounting fees ..........................................          11,145
     Legal fees .........................................................             436
     Directors' fees ....................................................           2,023
     Registration fees ..................................................           2,362
     Custodian fees .....................................................           9,705
     Amortization of organizational costs ...............................           6,648
     Other ..............................................................           1,794
                                                                              -----------
          Total expenses ................................................         474,304
     Less:  Expenses waived or absorbed .................................         (63,179)
                                                                              -----------
          Total net expenses ............................................         411,125
                                                                              -----------
          Investment income - net .......................................       2,019,520
                                                                              -----------

Realized and unrealized gain (loss) on investments:
     Realized loss on security transactions (note 2) ....................        (201,680)
     Net change in unrealized appreciation or depreciation of investments        (803,926)
                                                                              -----------
          Net loss on investments .......................................      (1,005,606)
                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................     $ 1,013,914
                                                                              ===========

See accompanying notes to financial statements.





VOYAGEUR IOWA TAX FREE FUND

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------
                                                                     YEAR              YEAR
                                                                     ENDED             ENDED
                                                                 DECEMBER 31,      DECEMBER 31,
Operations:                                                          1996              1995
                                                                 ------------      ------------
   Investment income - net .................................     $  2,019,520      $  1,883,413
   Realized loss security transactions .....................         (201,680)         (210,045)
   Net change in unrealized appreciation or depreciation of
      investments ..........................................         (803,926)        5,476,857
                                                                 ------------      ------------
       Net increase in net assets resulting from operations         1,013,914         7,150,225
                                                                 ------------      ------------

Distributions to shareholders from:
   Investment income - net:
     Class A ...............................................       (1,953,806)       (1,930,689)
     Class B ...............................................          (48,161)          (10,623)
     Class C ...............................................          (22,832)           (8,928)
                                                                 ------------      ------------
       Total distributions .................................       (2,024,799)       (1,950,240)
                                                                 ------------      ------------
Capital share transactions (note 6):
   Proceeds from sale of shares:
     Class A (note 3) ......................................        5,783,953         8,551,193
     Class B ...............................................          791,024           774,814
     Class C ...............................................          262,735           436,983
   Net asset value of shares issued in reinvestment
     of net investment income distributions:
       Class A .............................................        1,284,358         1,262,488
       Class B .............................................           37,397             7,327
       Class C .............................................            4,155             1,141
   Payments for redemption of shares:
     Class A ...............................................       (8,405,045)       (4,952,018)
     Class B ...............................................               --                (9)
     Class C ...............................................          (49,832)               (9)
                                                                 ------------      ------------
   Increase (decrease) in net assets from capital share
     transactions ..........................................         (291,255)        6,081,910
                                                                 ------------      ------------
       Total increase (decrease) in net assets .............       (1,302,140)       11,281,895
Net assets at beginning of period ..........................       43,654,729        32,372,834
                                                                 ------------      ------------
Net assets at end of period (including undistributed net
     investment income of $3,486, and $5,656, respectively)      $ 42,352,589      $ 43,654,729
                                                                 ============      ============

See accompanying notes to financial statements.




VOYAGEUR IOWA TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   The Voyageur Iowa Tax Free Fund (the Fund) is one of a series of several funds within Voyageur Mutual Funds, Inc., which is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.

   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

   Pursuant to its articles of incorporation, Voyageur Mutual Funds, Inc., has 10 trillion shares of authorized capital stock that may be issued.

   The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.

   Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.

   The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   For federal income tax purposes, the Fund had capital loss carryovers of $1,658,322 at December 31, 1996, that will expire in 2001 through 2005 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $3,109 for the Fund.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  INVESTMENT SECURITIES TRANSACTIONS
   Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $6,226,327 and $6,302,425 respectively, for the year ended December 31, 1996.

(3)  EXPENSES
   The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets on an annual basis. During the year ended December 31, 1996, Voyageur voluntarily absorbed $5,000, excluding waiver of distribution fees.

   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.

   All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1996, Fund Distributors voluntarily waived Class A distribution fees of $55,582, Class B distribution fees of $2,296 and Class C distribution fees of $301.

   Sales charges paid by Class A shareholders were $167,735. Of this amount, Fund Distributors received $26,641.

(4)  ORGANIZATIONAL COSTS
   Organizational costs are being amortized over 60 months on a straight line basis. If Voyageur redeems any or all of its shares in the Fund representing initial capital prior to the end of the 60-month amortization period, Voyageur will reimburse the Fund for the unamortized balance in the same proportion as the number of shares redeemed bear to the number of initial shares outstanding at the time of redemption.

(5) PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an agreement and plan of merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund's Board of Directors and shareholders.

(6)  SHARE TRANSACTIONS
   Transactions in shares of capital stock during each period were as follows:

                                                                        CLASS A
                                                            -------------------------------
                                                               YEAR               YEAR
                                                               ENDED              ENDED
                                                            DECEMBER 31,       DECEMBER 31,
                                                               1996                1995
                                                            ------------       ------------
Shares sold..........................................          609,767            922,331
Shares issued for
   reinvested distributions..........................          135,685            136,932
Shares redeemed......................................         (890,441)          (530,158)
                                                            -----------        ----------
Increase (decrease) in shares outstanding............         (144,989)           529,105
                                                            ===========        ==========


                                                       CLASS B                               CLASS C
                                            -----------------------------         ------------------------------
                                                             PERIOD FROM                            PERIOD FROM
                                               YEAR           MARCH 24,              YEAR           JANUARY 4,
                                               ENDED          1995* TO               ENDED           1995* TO
                                            DECEMBER 31,     DECEMBER 31,         DECEMBER 31,      DECEMBER 31,
                                                1996             1995                1996               1995
                                            ------------     ------------         ------------      ------------
Shares sold.............................       83,915            82,523               27,546           46,867
Shares issued for
   reinvested distributions.............        3,959               777                  441              121
Shares redeemed.........................           --                (1)              (5,230)              (1)
                                            ---------         ---------             --------        ---------
Increase in shares outstanding..........       87,874            83,299               22,757           46,987
                                            =========         =========             ========        =========

---------------------------------
*  Commencement of operations.



(7) FINANCIAL HIGHLIGHTS
   Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                    CLASS A
                                         --------------------------------------------------------------
                                            YEAR             YEAR           FOUR MONTHS        YEAR
                                            ENDED            ENDED             ENDED           ENDED
                                         DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     AUGUST 31,
                                             1996             1995             1994            1994
                                         ------------     ------------     -------------     ----------
Net asset value:
   Beginning of period .............     $     9.83       $     8.56       $     9.26        $    10.00
                                         ----------       ----------       ----------        ----------

Operations:
   Net investment income ...........            .44              .45              .17               .49
   Net realized and unrealized
     gain (loss) on investments ....           (.21)            1.29             (.72)             (.74)
                                         ----------       ----------       ----------        ----------
       Total from operations .......            .23             1.74             (.55)             (.25)
                                         ----------       ----------       ----------        ----------

Distributions to shareholders:
   From net investment income (a) ..           (.44)            (.47)            (.15)             (.49)
                                         ----------       ----------       ----------        ----------
     Total distributions ...........           (.44)            (.47)            (.15)             (.49)
                                         ----------       ----------       ----------        ----------
Net asset value:
   End of period ...................     $     9.62       $     9.83       $     8.56        $     9.26
                                         ==========       ==========       ==========        ==========

Total investment return (b) ........           2.56%           20.80%           (5.86)%           (2.67)%
Net assets at end of period
   (000's omitted) .................     $   40,037       $   42,374       $   32,373        $   38,669

Ratios:
   Ratio of expenses to average
     daily net assets (f) ..........            .92%             .72%             .11%(d)           .12%
   Ratio of net investment income to
     average daily net assets ......           4.68%            4.88%            5.71%(d)          4.89%
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............           1.06%            1.06%            1.25%(d)          1.25%
           Net investment income ...           4.54%            4.54%            4.57%(d)          3.76%
Portfolio turnover rate
   (excluding short-term securities)          14.56%           21.67%            7.18%           119.35%


See accompanying notes to Financial Highlights.



                                                  CLASS B                         CLASS C
                                       ----------------------------     --------------------------
                                                       PERIOD FROM                    PERIOD FROM
                                          YEAR          MARCH 24,          YEAR         JANUARY 4,
                                          ENDED        1995(e) TO          ENDED        1995(e) TO
                                       DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                           1996            1995             1996           1995
                                       ------------    ------------     ------------   ------------
Net asset value:
   Beginning of period .............     $    9.83       $    9.18        $    9.83     $    8.55
                                         ---------       ---------        ---------     ---------

Operations:
   Net investment income ...........           .38             .31              .36           .37
   Net realized and unrealized
     gain (loss) on investments ....          (.22)            .64             (.22)         1.28
                                         ---------       ---------        ---------     ---------
       Total from operations .......           .16             .95              .14          1.65
                                         ---------       ---------        ---------     ---------

Distributions to shareholders:
   From net investment income (a) ..          (.38)           (.30)            (.36)         (.37)
                                         ---------       ---------        ---------     ---------
     Total distributions ...........          (.38)           (.30)            (.36)         (.37)
                                         ---------       ---------        ---------     ---------
Net asset value:
   End of period ...................     $    9.61       $    9.83        $    9.61     $    9.83
                                         =========       =========        =========     =========

Total investment return (b) ........          1.76%          10.62%            1.56%        19.66%
Net assets at end of period
   (000's omitted) .................     $   1,645       $     819        $     670     $     462

Ratios:
   Ratio of expenses to average
     daily net assets (f) ..........          1.61%           1.28%(d)         1.75%         1.61%(d)
   Ratio of net investment income to
     average daily net assets ......          3.97%           4.06%(d)         3.82%         3.74%(d)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............          1.81%           1.65%(d)         1.81%         1.72%(d)
           Net investment income ...          3.77%           3.69%(d)         3.76%         3.63%(d)
Portfolio turnover rate
   (excluding short-term securities)         14.56%          21.67%           14.56%        21.67%


See accompanying notes to Financial Highlights.




NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and C Shares.
(d)  Annualized.
(e)  Commencement of operations.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.




VOYAGEUR IOWA TAX FREE FUND

INVESTMENTS IN SECURITIES                                                                        DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT                                                                          COUPON                 MARKET
   ($000)        NAME OF ISSUER (c)                                                 RATE    MATURITY     VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (98.9%):
             ESCROWED WITH U.S. GOVERNMENT BONDS (4.3%):
             ------------------------------------------------------------------------------------------------------
   $1,500    Virgin Island Public Finance Authority.............................    7.30%   10-01-18    $ 1,837,590
                                                                                                        -----------

             UTILITIES (31.8%):
             ------------------------------------------------------------------------------------------------------
    7,700    Iowa Finance Authority-State Revolving Fund Revenue................    5.20    05-01-23      7,420,875
    1,750    Iowa Finance Authority-State Revolving Fund Revenue................    6.25    05-01-24      1,859,375
    1,000    Puerto Rico Electric Power Authority Revenue.......................    6.25    07-01-17      1,027,610
    1,100    Puerto Rico Electric Power Authority Revenue.......................    6.00    07-01-14      1,109,482
    2,120    Puerto Rico Telephone Authority Revenue............................    5.50    01-01-22      2,058,096
                                                                                                        -----------
                                                                                                         13,475,438
                                                                                                        -----------
             TRANSPORTATION (12.0%):
             ------------------------------------------------------------------------------------------------------
    1,450    Guam Highway (FSA Insured).......................................      6.30    05-01-12      1,541,408
    1,500    Puerto Rico Commonwealth Highway and Transportation Revenue .....      5.25    07-01-21      1,394,670
      500    Puerto Rico Commonwealth Highway and Transportation Revenue......      5.00    07-01-22        448,315
      400    Puerto Rico Commonwealth Highway and Transportation Revenue .....      5.50    07-01-26        384,228
    1,275    Puerto Rico Port Authority Revenue, Special Facility-American
                Airlines......................................................      6.25(d) 06-01-26      1,300,436
                                                                                                        -----------
                                                                                                          5,069,057
                                                                                                        -----------
             INDUSTRIAL (23.3%):
             ------------------------------------------------------------------------------------------------------
    2,000    Iowa Finance Authority-Correctional Facility Revenue.............      5.70    06-15-14      2,021,260
    7,500    Iowa Finance Authority-Underground Storage Tank Revenue..........      5.13    07-01-14      7,303,125
      500    Lee County Urban Renewal Revenue - Keokuk Waste Treatment........      6.40    06-01-07        529,845
                                                                                                        -----------
                                                                                                          9,854,230
                                                                                                        -----------
             EDUCATION (9.1%):
             ------------------------------------------------------------------------------------------------------
      500    State University of Iowa-Board of Regents........................      5.30    07-01-13        497,500
      475    University of Northern Iowa - Board of Regents...................      4.63    07-01-10        448,281
      515    University of Northern Iowa - Board of Regents...................      4.63    07-01-11        482,169
      150    University of Northern Iowa - Board of Regents...................      5.00    07-01-11        146,063
      160    University of Northern Iowa - Board of Regents...................      5.00    07-01-12        154,800
      170    University of Northern Iowa - Board of Regents...................      5.00    07-01-13        163,413
      180    University of Northern Iowa - Board of Regents...................      5.00    07-01-14        172,800
      180    University of Northern Iowa - Board of Regents...................      5.00    07-01-15        171,450
      150    University of Northern Iowa - Board of Regents...................      5.30    07-01-13        149,250
    1,000    University of Puerto Rico Revenue (MBIA Insured).................      5.50    06-01-15      1,003,750
      500    University of Puerto Rico Revenue (MBIA Insured).................      5.35    06-01-25        484,375
                                                                                                        -----------
                                                                                                          3,873,851
                                                                                                        -----------
             HOUSING (2.4%):
             ------------------------------------------------------------------------------------------------------
    1,000    Puerto Rico Single Family Housing Bank and Finance Agency
                (GNMA Insured)................................................     6.25(d)  04-01-29      1,004,680
                                                                                                        -----------

             HEALTH CARE (3.0%):
             ------------------------------------------------------------------------------------------------------
    1,200    Puerto Rico Hospital Revenue - Hospital Auxilio Mutuo
                (MBIA Insured)................................................     6.25     07-01-24      1,273,500
                                                                                                        -----------

             OTHER REVENUE (13.0%):
             ------------------------------------------------------------------------------------------------------
      675    Puerto Rico Educational Facility Revenue-Polytechnic University..     6.50     08-01-24        684,551
    1,700    Puerto Rico Municipal Finance Authority (FSA Insured)............     6.00     07-01-14      1,765,875
    1,000    Puerto Rico Public Building Authority Revenue Series M...........     5.75     07-01-15      1,003,320
    1,000    Puerto Rico Public Building Authority Revenue Series L...........     5.75     07-01-16      1,002,450
    1,100    Puerto Rico Public Building Authority Revenue Series M...........     5.50     07-01-21      1,061,720
                                                                                                        -----------
                                                                                                          5,517,916
                                                                                                        -----------

             TOTAL INVESTMENTS IN SECURITIES (cost: $41,050,168) (b)                                    $41,906,262
                                                                                                        ===========

See accompanying notes to investments in securities.




NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) The cost of securities for federal income tax purposes is $41,182,170. The aggregate gross unrealized appreciation and depreciation of securities based on this cost are as follows:

                      Gross              Gross                Net
                   Unrealized         Unrealized          Unrealized
                  Appreciation       Depreciation        Appreciation
                  ------------       ------------        ------------
                   $1,110,347         $(386,255)           $724,092


(c) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

          Aaa/AAA         Aa/AA         A/A           Baa/BBB         Total
          -------         -----         ---           -------         -----
            22%            1%           69%             8%            100%

(d) Security subject to the Alternative Minimum Tax. The total of such securities is equal to 5.4% of the Fund's total net assets as of December 31, 1996.



FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1996 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                                          PER CLASS        PER CLASS         PER CLASS
                                                           A SHARE          B SHARE           C SHARE
                                                        ------------     ------------        ---------
                                                            YEAR             YEAR              YEAR
                                                            ENDED            ENDED             ENDED
                                                        DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                                            1996             1996               1996
                                                        ------------     ------------        ---------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction)...........................        $.4437           $.3790            $.3601
                                                           ======           ======            ======


For federal income tax purposes, 99.99% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.




VOYAGEUR ON CALL(TM)

[Line Drawing of a telephone]
800.545.3863

We invite you to use the Voyaguer interactive voice response system, Voyageur On Call(TM) (800.545.3863). The system is designed to give you information about the Fund(s) in your account. It can also provide price and yield information for the Fund(s). 24-hour access available to Touch Tone telephones only.




VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115




VOY-IAAR 3/97